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                                                 EXHIBIT 10(D)


                                             AS AMENDED THROUGH NOVEMBER 1, 1996


                               UNITEL VIDEO, INC.

                          EMPLOYEE STOCK PURCHASE PLAN


          1.   PURPOSE.  Unitel Video, Inc. has adopted the Unitel Video, Inc.

Employee Stock Purchase Plan to reward the past service of employees and to provide an additional incentive to employees to enter into or remain in its employ or the employ of its Affiliates and to devote themselves to its success by providing employees with an opportunity to acquire common stock in Unitel

Video, Inc. under favorable terms.

          2.   DEFINITIONS.  When used in this Employee Stock Purchase Plan, the following terms shall have the meanings indicated:

               (a)  AFFILIATE.  The term "Affiliate" shall mean a corporation which is a Parent corporation or a Subsidiary corporation with respect to the

Company on the Effective Date or which becomes such while this Plan is in effect.

               (b)  BOARD OF DIRECTORS.  The term "Board of Directors" shall mean the Board of Directors of the Company.

               (c)  CODE.  The term "Code" shall mean the Internal Revenue Code of 1986 and the same as may be amended from time to time.

               (d)  COMMITTEE.  The term "Committee" shall mean the Board of

Directors which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan to a committee of the Board of

Directors consisting of not less than two directors, each of whom shall be a

"Non-Employee Director" within the meaning of Rule 16b-3 (or any successor


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rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended, in which case the term "Committee" shall mean the committee so designated.

               (e)  COMPENSATION.  The term "Compensation" shall mean an

Employee's annualized rate of pay.  For an Employee paid on a salaried basis,

the annualized rate of pay for a calendar year shall be the base salary amount payable for the last pay period completed before January 1st of such year multiplied by the number of pay periods in a calendar year.  For an Employee paid on an hourly basis, the annualized rate of pay for a calendar year shall be the hourly rate payable on the last preceding December 31st multiplied by 2,080.

               (f)  COMMON STOCK.  The term "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

               (g)  COMPANY.  The term "Company" shall mean Unitel Video, Inc.,

a Delaware corporation, and its successors and assigns.

               (h)  EFFECTIVE DATE.  The term "Effective Date" shall mean

April 1, 1987.

               (i)  EMPLOYEE.  The term "Employee" shall mean each employee of the Company or an Affiliate regularly scheduled to work more than twenty (20)

hours per week.

               (j)  GRANT DATE.  The term "Grant Date" shall mean the Effective

Date and, commencing January 1, 1988, each January 1st while the Plan is in effect.

               (k)  PARENT.  The term "Parent" with reference to an entity shall mean a corporation which is a "parent corporation" within the meaning of section 425(e) of the Code.

               (l)  PLAN.  The term "Plan" shall mean the Unitel Video, Inc.

Employee Stock Purchase Plan as set forth herein and the same as may be amended from time to time.


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               (m)  SHARES.  The term "Shares" shall mean shares of the

Company's Common Stock.

               (n)  SUBSIDIARY.  The term "Subsidiary" with reference to an entity shall mean a corporation which is a "subsidiary corporation" within the meaning of section 425(f) of the Code.

          3.   ADMINISTRATION.  The Plan shall be administered by the Committee.

The Committee shall hold meetings at such times and places as it may determine.

Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.  Notwithstanding the foregoing, any issue related directly to the participation of a member of the Committee shall be approved by a majority of the Committee, exclusive of and without participation by the concerned member.  The interpretation and construction by the Committee of any provision of the Plan shall be final, binding and conclusive.

          4.   ELIGIBILITY.

               (a)  Except as provided in subsection 4(b) or 4(c), each Employee is entitled and eligible to participate in the Plan.  Only persons who are

Employees shall be eligible to participate in this Plan.

               (b)  No Employee shall be entitled to purchase Common Stock under the plan if such Employee then owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the

Company or an Affiliate.  For purposes of this subsection 4(b), the rules of section 425(d) of the Code shall apply in determining the stock ownership of an

Employee, and Shares or other stock in the Company or an Affiliate which the


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Employee may purchase under outstanding options, including purchase rights under this Plan, shall be treated as stock owned by the Employee.

               (c)  Employees of an entity which becomes an Affiliate after the date this Plan initially is adopted shall become eligible to participate if the

Board of Directors so provides by appropriate resolution.  In such case,

employment with the entity prior to its becoming an Affiliate shall be credited for all purposes of the Plan.

          5.   PURCHASE RIGHTS.

               (a)  NUMBER OF SHARES.  Each Employee eligible to participate in the Plan, as determined under Section 4, on a Grant Date who had completed six months of employment with the Company or an Affiliate on such Grant Date, shall have the right to purchase the number of Shares equal to the lesser of (i) the number of Shares, to the last even 100, with a fair market value not in excess of $25,000 on the Grant Date and (ii) the number of Shares, to the nearer even

100, determined by dividing one-third of the Employee's Compensation on the

Grant Date by the fair market value (as determined under subsection 5(c), below)

of a Share on the Grant Date.  In all other respects, each Employee eligible to participate in the Plan shall have the same rights and privileges.  If, on any

Grant Date, the maximum number of Shares which then are available for purchase under this Plan, as provided under Section 6, is less than the aggregate number of shares which otherwise could be purchased by all eligible Employees pursuant to this subsection, each eligible Employee's right to purchase shall be reduced ratably, based on such Employee's right to purchase Shares as set forth above.

               (b)  TERMINATION OF PURCHASE RIGHTS.  A purchase right shall expire at the close of business on the day before the anniversary of the Grant

Date thereof.  However, if the


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Employee's employment with the Company and its Affiliates terminates for any reason, then the purchase right shall terminate on the date employment terminates.

               (c)  PURCHASE PRICE.  The purchase price for Shares acquired under the Plan shall be 85% of the fair market value of a Share on the day of purchase.  If the Common Stock is traded over-the-counter, then the fair market value per Share shall be the mean between the closing "bid" and "asked" prices thereof on the day of purchase as reported in customary financial reporting services.  If the Common Stock is listed upon an established national stock exchange or exchanges, then the fair market value per Share shall be the mean between the highest and lowest quoted selling prices of the Common Stock on such stock exchange or exchanges on the day of purchase.

               (d)  MEDIUM OF PAYMENT.  An Employee shall pay for Shares

acquired under the Plan (i) in cash or (ii) by certified check payable to the

Company's order.

               (e)  LIMITATION.  No Employee may receive a purchase right which permits his rights to purchase stock under all stock purchase plans (to which section 423 of the Code is applicable) of the Company and its affiliates, to accrue at a rate which exceeds $25,000 of fair market value of such stock

(determined at the Grant Date) for each calendar year in which such purchase right is outstanding at any time.  Any purchase right under the Plan shall be reduced to the extent necessary to satisfy the limitation.  For purposes of this limitation, the right to purchase Shares under the Plan is deemed to accrue on the Grant Date.

          6.   LIMITATION.  The aggregate maximum number of Shares for which purchase rights may be issued under the Plan is 200,000 Shares, adjusted as provided in Section 10.  Shares shall be issued from authorized and unissued

Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company.  If any purchase right granted under the Plan expires,


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lapses or is terminated for any reason, the Shares allocable to the unexercised portion of such purchase right may again be the subject of purchase right.

          7.   TERM OF PLAN.  The Plan was approved by the Board of Directors of the Company on March 3, 1987.  The Plan is effective on the Effective Date,

subject to approval by vote of a majority of the voting stock of the Company on or before March 2, 1988.  If the Plan is not so approved, then the Plan shall terminate on March 2, 1988 and no further purchase rights shall be granted.

However, purchase rights granted prior to such termination may be exercised in accordance with the Plan.

          8.   TRANSFERS.  No purchase right under the Plan may be transferred.

          9.   EXERCISE.  No purchase right shall be deemed to have been

exercised prior to the receipt by the Company of written notice of such exercise and of payment in full of the purchase price of the Shares to be purchased.

Each such notice shall specify the number of Shares to be purchased and shall

(unless the Shares are covered by a then current registration statement under the Securities Act of 1933 (the "Act") and current registrations under all applicable state securities laws), contain the Employee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the

Company, may be made without violating the registration provisions of the Act and all applicable state securities laws), (b) the Employee has been advised and understands that (i) the Shares have not been registered under the Act and are

"restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Employee any exemption from such


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registration, and (c) such Shares may not be transferred without compliance with all applicable state securities laws.

          10.  ADJUSTMENTS ON CHANGES IN COMMON STOCK.  The aggregate number of shares of stock and class of shares of stock as to which purchase rights may be granted hereunder and the number of shares of stock covered by each outstanding purchase right shall be appropriately adjusted in the event of a stock dividend,

stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or other outstanding equity security or a recapitalization or other capital adjustment (not including the issuance of

Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company.  The Committee shall have authority to determine the adjustments to be made under this Section and any such determination by the Committee shall be final, binding and conclusive.

          11.  AMENDMENT OF THE PLAN.  The Board of Directors may amend the Plan from time to time in such manner as it may deem advisable.  Nevertheless, the

Board of Directors may not, without obtaining stockholder approval within twelve months before or after such action, change the class of individuals eligible to receive purchase rights or increase the maximum number of Shares as to which purchase rights may be granted, except as provided in Section 10 hereof.

          12.  WITHHOLDING OF TAXES.  Whenever the Company proposes or is required to issue or transfer Shares, the Company shall have the right to require the recipient or transferor to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares.


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          13.  CONTINUED EMPLOYMENT.  The grant of purchase rights pursuant to the Plan shall not constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to continue to employ an Employee.















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